UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2013

SEARS HOMETOWN AND OUTLET STORES, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trilium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 286-7000
(Former name or former address, if changed since last report):
3333 Beverly Road
Hoffman Estates, Illinois 60179

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 6, 2013 Sears Hometown and Outlet Stores, Inc. issued a news release regarding (i) the release date for its 2012 fourth fiscal quarter and 2012 fiscal year earnings news release and (ii) the date of its annual meeting of stockholders and mailing date for its proxy statement and related materials. The news release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1 News release dated March 6, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ Steven D. Barnhart

Steven D. Barnhart
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: March 6, 2013

Exhibit Index

99.1 News release dated March 6, 2013.